UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2012

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100

Tampa, Florida 33607

(813) 421-7605

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 15, 2012, Walter Investment Management Corp. (the “Company”) issued a press release announcing (i) the commencement of a registered underwritten offering (the “Common Stock Offering”) of 4,500,000 shares of its common stock and (ii) the commencement of a registered underwritten public offering (the “Convertible Notes Offering”) of $265.0 million aggregate principal amount of the Company’s convertible senior subordinated notes due 2019 (the “Notes”).

The Company intends to grant the underwriters of the Common Stock Offering a 30-day option to purchase up to an additional 675,000 shares of common stock. The Company intends to grant the underwriters of the Convertible Notes Offering a 30-day option to purchase up to an additional $25.0 million aggregate principal amount of the Notes. A copy of the press release announcing the Common Stock Offering and the Convertible Notes Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report does not constitute an offer to sell or the solicitation of an offer to buy the common stock or the Notes in any jurisdiction in which such offer or sale would be unlawful.

In connection with the Common Stock Offering and the Convertible Notes Offering, the Company is disclosing under Item 8.01 of this Current Report on Form 8-K the information included as Exhibits 99.2 and 99.3 which information is incorporated by reference herein. The information, some of which has not been previously reported or has subsequently been updated, is excerpted from a preliminary prospectus supplement relating to the Common Stock Offering and a preliminary prospectus supplement relating to the Convertible Notes offering (collectively, the “Preliminary Prospectus”), each of which is being filed with the Securities and Exchange Commission in connection with such offerings.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (including the exhibits hereto) contains, in addition to statements of historical fact, certain forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, beliefs, objectives, expectations and intentions and other statements that are not historical or current facts. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. Investors and security holders may obtain free copies of documents filed by the Company with the Securities and Exchange Commission (the “SEC”) at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company at www.walterinvestment.com. The Company does not assume any responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release issued October 15, 2012 relating to the Common Stock Offering and the Convertible Notes Offering

99.2	Prospectus Summary from the Preliminary Prospectus Supplement filed October 15, 2012

99.3	Risk Factors from the Preliminary Prospectus Supplement filed October 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: October 15, 2012	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued October 15, 2012 relating to the Common Stock Offering and the Convertible Notes Offering

99.2	Prospectus Summary from the Preliminary Prospectus Supplement filed October 15, 2012

99.3	Risk Factors from the Preliminary Prospectus Supplement filed October 15, 2012

4